As filed with the Securities and Exchange Commission on January 17, 2001

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - January 17, 2001

Commission                              Registrant, State of Incorporation                             I.R.S. Employer
File Number                              Address and Telephone Number                               Identification No.
0-25595                                    Niagara Mohawk Holdings, Inc.                              16-1549726
                                               (a New York corporation)
                                               300 Erie Boulevard West
                                               Syracuse, New York 13202
                                               315.474.1511

1-2987                                     Niagara Mohawk Power Corporation                       15-0265555
                                               (a New York corporation)
                                               300 Erie Boulevard West
                                               Syracuse, New York 13202
                                               315.474.1511

Item 5.  Other Events

(a)   On January 17, 2001, Niagara Mohawk Holdings, Inc. issued a press release announcing the filing of a ten-year pricing proposal with the PSC by National Grid Group plc and Niagara Mohawk Holdings, Inc. (Exhibit No. 99-1)

(b)   Niagara Mohawk Holdings, Inc. also distributed a summary presentation of New York Rate Plan Proposal.
       (Exhibit No. 99-2)

Item 7. Financial Statements and Exhibits

Exhibits – Following is the list of exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 – Press release issued on January 17, 2001 announcing the filing of a ten-year pricing proposal with the PSC by National Grid Group plc and Niagara Mohawk Holdings, Inc.

Exhibit No. 99-2 – Summary presentation of the New York Rate Plan Proposal

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                           (Registrant)

Date:  January 17, 2001                                       By:     /s/ Steven W. Tasker
                                                                                          Steve W. Tasker
                                                                                          Vice President–Controller and
                                                                                          Principal Accounting Officer

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                           (Registrant)

Date:  January 17, 2001                                       By:     /s/ Steven W. Tasker
                                                                                          Steve W. Tasker
                                                                                          Vice President–Controller and
                                                                                          Principal Accounting Officer

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 – Press release issued on January 17, 2001 announcing the filing of a ten-year pricing proposal with the PSC by National Grid Group plc and Niagara Mohawk Holdings, Inc.

Exhibit No. 99-2 – Summary presentation of the New York Rate Plan Proposal.